UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2006

MasterCard Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 249-2000 (Registrant’s telephone number, including area code)

NOT APPLICABLE (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders
Item 5.02	Departure of Directors; Election of Directors
Item 8.01	Other Events

At 9:30 a.m. Eastern Time on May 31, 2006, MasterCard Incorporated’s amended and restated certificate of incorporation, in the form previously filed as Exhibit 3.1(a) to MasterCard’s Registration Statement on Form S-1 (File No. 333-128337), and MasterCard’s amended and restated bylaws, in the form previously filed as Exhibit 3.1(b) to MasterCard’s Registration Statement on Form S-1 (File No. 333-128337), became effective. A description of the amended and restated certificate of incorporation and the amended and restated bylaws has previously been reported by MasterCard in its definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 26, 2006. The amended and restated certificate of incorporation and the amended and restated bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Concurrently with the amendment and restatement of MasterCard’s certificate of incorporation, William F. Aldinger, Silvio Barzi, Donald L. Boudreau, Augusto M. Escalante, Richard D. Fairbank, Baldomero Falcones Jaquotot, Bernd M. Fieseler, Iwao Iijima, Michel Lucas, Siddharth N. Mehta, Robert W. Pearce, Michael T. Pratt, Tan Teong Hean, Jac Verhaegen and Robert B. Willumstad resigned from the Board of Directors of MasterCard. David R. Carlucci, Manoel Luiz Ferrão de Amorim, Richard Haythornthwaite, Marc Olivié, Mark Schwartz and Edward Su-ning Tian have been appointed to the Board of Directors of MasterCard, thereby joining Norman C. McLuskie and Robert W. Selander, both of whom remained on MasterCard’s Board of Directors. Messrs. Schwartz, Haythornthwaite, Carlucci, Olivié and McLuskie will serve as members of MasterCard’s audit committee, Messrs. Schwartz, Tian and Haythornthwaite will serve as members of MasterCard’s nominating and corporate governance committee and Messrs. Carlucci, Amorim and Olivié will serve as members of MasterCard’s compensation committee. Biographical information regarding these directors has previously been reported by MasterCard in its prospectus, dated May 24, 2006, filed pursuant to Rule 424(b) of the Securities Act of 1933 on May 25, 2006.

The effectiveness of the amended and restated certificate of incorporation, among other things, resulted in the reclassification of all of MasterCard’s approximately 100 million outstanding shares of common stock, causing each of the holders of MasterCard’s common stock prior to the reclassification to receive 1.35 shares of MasterCard’s new Class B common stock, par value $.0001 per share, for each share of common stock that they held prior to the reclassification and a single share of MasterCard’s new Class M common stock, par value $.0001 per share. A description of MasterCard’s capital stock has previously been reported by MasterCard in its prospectus, dated May 24, 2006, filed pursuant to Rule 424(b) of the Securities Act of 1933 on May 25, 2006.

In addition, on May 31, 2006, MasterCard (1) issued 13,496,933 shares of its new Class A common stock, par value $.0001 per share, as a donation to The MasterCard Foundation, a private charitable foundation incorporated in Canada and (2) completed the initial public offering of its Class A common stock by issuing 66,134,989 shares of its Class A common stock for cash consideration of $37.1865 per share (net of underwriting discounts) to a syndicate of underwriters led by Goldman, Sachs & Co. as the global coordinator and one of four joint book-runners for the offering, together with Citigroup Global Markets Inc., HSBC Securities (USA) Inc., and J.P. Morgan Securities Inc. The other co-managing underwriters in the syndicate were Bear Stearns & Co. Inc, Cowen and Company, LLC, Deutsche Bank Securities Inc., Harris Nesbitt Corp., KeyBanc Capital Markets, a division of McDonald Investments Inc. and Santander Investment, S.A.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation of MasterCard Incorporated (incorporated by reference to Exhibit 3.1(a) to Pre-Effective Amendment No. 1 to MasterCard’s Registration Statement on Form S-1 filed November 14, 2005 (File No. 333-128337)).

Exhibit 3.2	Amended and Restated Bylaws of MasterCard Incorporated (incorporated by reference to Exhibit 3.1(b) to Pre-Effective Amendment No. 1 to MasterCard’s Registration Statement on Form S-1 filed November 14, 2005 (File No. 333-128337)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: June 1, 2006	By	/s/ Noah J. Hanft
Noah J. Hanft
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation of MasterCard Incorporated (incorporated by reference to Exhibit 3.1(a) to Pre-Effective Amendment No. 1 to MasterCard’s Registration Statement on Form S-1 filed November 14, 2005 (File No. 333-128337)).

Exhibit 3.2	Amended and Restated Bylaws of MasterCard Incorporated (incorporated by reference to Exhibit 3.1(b) to Pre-Effective Amendment No. 1 to MasterCard’s Registration Statement on Form S-1 filed November 14, 2005 (File No. 333-128337)).